Contract liabilities	12 Months Ended
Dec. 31, 2025
Contract liabilities
Contract liabilities

14.          Contract liabilities

(In thousands)	December 31, 2024	December 31, 2025
Current:
Membership subscription	38,479	40,276
Live streaming	953	1,720
Others	504	1,111
Total	39,936	43,107
Non-current:
Membership subscription	458	1,624
Total	458	1,624

Note:

Contract liabilities were related to unsatisfied performance obligations at the end of the year. Due to the generally short-term duration of the contracts, the majority of the performance obligations are satisfied in the following period. The amount of revenue recognized that was included in contract liabilities balance at the beginning of the year was US$38,016,000, US$36,091,000 and US$39,580,000 for the years ended December 31, 2023 and 2024 and 2025, respectively.